CLASSIFIED – INTERNAL USE ONLY March 3, 2021 Fourth Quarter 2020 Results

Forward-Looking Statements Forward-looking statements in this press release regarding the Company's future performance, demand and business recovery, growth drivers, long-term value creation, revenue and comparable revenue growth, sales and profitability including sales trajectory, off-premise sales, incrementality, enterprise margin improvement, preliminary results including net comparable restaurant revenue and average weekly net sales per restaurant, NOL cash tax refunds, capital expenditures including restaurant maintenance and infrastructure and rollout of Donatos® to additional locations and timing thereof, digital guest and operational technology solutions, and off-premise execution enhancements, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "could," "should," "will," or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the impact of COVID-19 on our results of operations, supply chain, and liquidity; the effectiveness of the Company's strategic initiatives, including alternative labor models, service, and operational improvement initiatives; our ability to train and retain our workforce for service execution; the effectiveness of the Company's marketing strategies and promotions; menu changes and pricing strategy; the anticipated sales growth, costs, and timing of the Donatos® expansion; the implementation, rollout, and timing of new technology solutions; our ability to achieve revenue and cost savings from off-premise sales and other initiatives; competition in the casual dining market and discounting by competitors; changes in consumer spending trends and habits; changes in the cost and availability of key food products, distribution, labor, and energy; general economic conditions, including changes in consumer disposable income, weather conditions, and related events in regions where our restaurants are operated; the adequacy of cash flows and the cost and availability of capital or credit facility borrowings; the impact of federal, state, and local regulation of the Company's business; changes in federal, state, or local laws and regulations affecting the operation of our restaurants, including minimum wages, consumer health and safety, health insurance coverage, nutritional disclosures, and employment eligibility-related documentation requirements; costs and other effects of legal claims by Team Members, franchisees, customers, vendors, stockholders, and others, including negative publicity regarding food safety or cyber security; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q3 press release posted on redrobin.com. PAGE 2

• Red Robin entered fiscal 2020 with strong business momentum and substantially improved guest satisfaction scores ◦ Through the first eight weeks of the year, comparable restaurant revenue grew 3.7%, driven in part by positive Guest counts ◦ In the fourth fiscal quarter, increased jurisdictional indoor dining restrictions in California, Colorado, Oregon, and Washington had a significant, negative impact to our topline momentum • Comparable restaurant revenue decreased 29.0% for Q4 • 372 indoor dining rooms reopened as of February 28, 2021 • Off-premise sales increased 131.8% for Q4 comprising 43.9% of total food and beverage sales, including catering; in Q4 2019, off-premise sales were approximately 14% of total food and beverage sales. • GAAP loss per diluted share was $2.53 compared to a loss of $0.60 in Q4 2019. Adjusted diluted loss per share(1) was $1.79 compared to adjusted loss per diluted share of $0.36 in Q4 2019 • Net loss was $39.3 million compared to net loss of $7.7 million in Q4 2019 • Adjusted EBITDA(1) was a loss of $6.4 million compared to earnings of $26.7 million in Q4 2019 • Restaurant-level operating profit(1) was 6.2% compared to 18.9% in the prior year Red Robin Fourth Quarter Financial and Operating Results 1 See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix. PAGE 3

Recent Performance and Dining Room Openings PAGE 4 • Since the mid-March peak impact of the COVID-19 pandemic, substantial improvement in average weekly net sales per restaurant • On April 28, Red Robin began opening select dining rooms in a limited capacity • During the week of July 5, 53 California restaurants had to re-close indoor dining rooms, which began to reopen in our third quarter • In the fourth fiscal quarter, increased jurisdictional restriction of indoor (CO, OR, and WA) and outdoor (CA) dining restrictions impacted our Western markets • During the first fiscal quarter, Western markets beginning to slowly re-open with 87% of Company-owned indoor dining rooms re- opened as of February 28 Re-opened select dining rooms 65% of dining rooms re- opened 89% of dining rooms re- opened Closed all dine-in service 87% of Company-operated restaurants with re- opened indoor dining rooms as of Feb. 28 $50,226 average Net Sales per restaurant for the week of Feb. 28 $51,150 average Net Sales per restaurant with re- opened indoor dining rooms for the week of Feb. 28 The periods ended January 24, 2021 and February 21, 2021, and the week ended February 28, 2021, fall within our first fiscal quarter of 2021, and amounts presented for the periods are preliminary and subject to closing adjustments. The first fiscal quarter of 2021 is comprised of the four accounting periods ended April 18, 2021. The period ended February 28, 2021 represents the results of the first week of our third fiscal period. 87% of dining rooms re- opened

Recent Performance and Dining Room Openings

- **Improving average weekly net sales per restaurant in the beginning of fiscal year 2021:**

	Period Ended[2]					
Company-owned Restaurants[3]	**1-Nov**	**29-Nov**	**27-Dec**	**24-Jan**	**21-Feb[4]**	**28-Feb[5]**
Net Comparable Restaurant Revenues	(15.4)%	(28.8)%	(39.5)%	(27.0)%	(22.4)%	(13.3)%
Average Weekly Net Sales per Restaurant	$42,509	$38,941	$35,716	$39,702	$41,624	$50,226
Number of Comparable Company-owned Restaurants[1]	412	412	412	413	411	411

- As of February 28, 2021, the Company has **reopened 372 indoor dining rooms with limited capacity**, representing approximately 87% of currently open Company-owned restaurants, with improving sales through the beginning of fiscal year 2021:

	Period Ended[2]					
Re-opened Company-owned Restaurants[3]	**1-Nov**	**29-Nov**	**27-Dec**	**24-Jan**	**21-Feb[4]**	**28-Feb[5]**
Net Comparable Restaurant Revenues	(13.7)%	(20.7)%	(23.3)%	(8.1)%	(16.3)%	(9.1)%
Average Weekly Net Sales per Restaurant	$42,778	$39,041	$40,578	$44,354	$41,998	$51,150
Number of Comparable Company-owned Restaurants[1]	362	245	236	299	354	360

(1) Comparable restaurants are those Company-owned restaurants that have operated five full fiscal quarters as of the period presented or Company-owned restaurants with re-opened indoor dining rooms for the full periods presented. Restaurant count is as of the end of the period presented.

(2) The periods ended November 1, November 29, and December 27, 2020 comprise the Company's fourth fiscal quarter. The periods ended January 24, 2021 and February 21, 2021 and the week ended February 28, 2021 fall within our first fiscal quarter of 2021, and amounts presented for the periods are preliminary and subject to closing adjustments. The first fiscal quarter of 2021 is comprised of the four accounting periods ended April 18, 2021.

(3) Sales performance was negatively impacted in the fourth quarter of 2020 by rising COVID-19 cases resulting in new restrictions lowering or suspending dining room capacity and full restaurant closures being concentrated in our highest performing states of California, Colorado, Oregon, and Washington. Additionally, the prior year sales amounts in the comparable base included higher holiday season sales volume.

(4) Period includes impacts of 2%-3% related to reduced traffic due to winter weather in February. Results for this period also include the impact of re-opening indoor dining rooms in jurisdictions that require lower capacity than the existing base of restaurants.

(5) Period represents the results of the first week of our third fiscal period.

PAGE 5

Red Robin is Well-positioned to Emerge Strong Coming Out of the Crisis PAGE 6

Comparable Restaurant Revenue Trend(1) (1) Calculated at constant currency rates for periods with Canadian operations for FY 2018 and 2019 PAGE 7

Continued Off-Premise Sales Growth PAGE 8

Appendix PAGE 9

Fourth Quarter 2020 Sales Highlights (1) Comparable revenue growth is calculated by comparing the same calendar weeks. Comparable restaurants are those Company-owned restaurants that have operated five full quarters during the period presented, and such restaurants are only included in the comparable metrics if they are comparable for the entirety of both periods presented. Q4-20 Q4-19 Change Q4-20 YTD Q4-19 YTD Change (12 Weeks) (12 Weeks) (52 Weeks) (52 Weeks) Restaurant revenue $195.5 million $296.8 million (34.1)% $854.1 million $1289.5 million (33.8)% Total company revenues $201.1 million $302.9 million (33.6)% $868.7 million $1315.0 million (33.9)% Company-owned comp revenue(1) (29.0)% 1.3% (28.5)% (0.6)% Price/Mix (0.2)% 4.7% (0.8)% 4.1% Guest counts (28.8)% (3.4)% (27.7)% (4.7)% Franchised comp revenue(2) (29.4)% 2.6% (27.5)% 0.8% Company avg. weekly revenue/unit(1) – total $38,464 $52,983 (27.4)% $38,381 $52,193 (26.5)% Company avg. weekly revenue/unit(1)(2) – comp $39,045 $54,563 (28.4)% $38,835 $54,148 (28.3)% Avg. weekly restaurant level operating profit/unit(1) – comp $2,854 $11,157 (74.4)% $3,031 $10,773 (71.9)% Operating weeks 5,084 5,601 (9.2)% 22,254 24,707 (9.9)% Net Sales/sq. ft (TTM) $320 $444 (28.1)% PAGE 10

Fourth Quarter 2020 Restaurant Results (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss) % of Restaurant Revenue % of Restaurant Revenue Favorable (Unfavorable) Q4-20 Q4-19 (bps) Other operating 20.4% 14.7% (570) Occupancy 11.8% 8.9% (290) Labor 39.5% 34.5% (500) Cost of sales 22.1% 23.0% 90 Restaurant Level Operating Profit(1) 6.2% 18.9% (1,270) PAGE 11

Fourth Quarter 2020 Commodity Update % of Total COGS in Q4-20 Variable vs. Fixed Pricing Ground beef 14.8% Variable (market driven) Steak fries 13.4% 100% fixed through 10/21 Poultry 10.8% Turkey fixed through 12/21; Chicken fixed through 2/22 Produce 8.4% 70% fixed through 10/21 Bread 6.1% 85% fixed through 3/21; 15% fixed through 2/21 Cheese 5.9% 90% fixed through 1/23 Meat 4.5% Variable (market driven) Seafood 2.5% Cod fixed through 5/21, partially fixed through 6/21; Shrimp fixed through 12/21; Salmon fixed through 6/21 Fry oil 2.2% 100% fixed through 9/21 PAGE 12

Restaurant Level Operating Profit Reconciliation to Income (Loss) from Operations and Net Income (Loss)

($ in thousands)

	2018				2019				2020			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Restaurant revenue	$414,702	$310,392	$290,218	$300,897	$400,484	$302,418	$289,862	$296,757	$301,434	$160,144	$197,009	$195,549
Restaurant operating costs[1]:												
Cost of sales	98,515	74,874	69,003	71,112	93,715	72,387	69,017	68,285	70,426	38,780	46,037	43,244
Labor	143,015	106,476	102,322	104,449	142,894	106,538	104,870	102,476	118,566	62,742	74,344	77,175
Other operating[2]	55,025	42,668	43,612	40,779	55,565	43,000	44,317	43,594	52,291	34,663	37,631	39,883
Occupancy	35,010	26,460	26,629	26,047	35,020	25,458	24,942	26,378	33,657	20,758	22,099	23,007
Restaurant-level operating profit	83,137	59,914	48,652	58,510	73,290	55,035	46,716	56,024	26,494	3,201	16,898	12,240
Add – Franchise and other revenue[2]	6,817	4,996	4,659	5,882	9,382	5,563	4,360	6,188	4,631	978	3,469	5,501
Deduct – Other operating:												
Depreciation and amortization	29,193	22,323	21,819	22,036	28,438	21,369	21,280	20,703	28,320	20,560	19,173	19,504
General and administrative expenses	28,588	20,408	16,763	18,335	30,090	21,791	19,220	19,345	26,723	14,141	15,190	16,439
Selling[2]	17,730	15,209	12,017	17,408	18,026	13,443	17,556	16,507	14,779	5,556	6,094	7,900
Pre-opening and acquisition costs	1,137	569	387	—	319	—	—	—	153	3	89	51
Other charges (gains)[2]	6,287	10,615	520	21,708	2,398	16,847	(1,757)	4,110	119,379	14,501	4,416	15,587
Total other operating	82,935	69,124	51,506	79,487	79,271	73,450	56,299	60,665	189,354	54,761	44,962	59,481
Income (loss) from operations	7,019	(4,214)	1,805	(15,095)	3,401	(12,852)	(5,223)	1,547	(158,229)	(50,582)	(24,595)	(41,740)
Interest expense, net and other	3,407	2,385	2,295	2,838	3,238	2,153	1,812	1,907	3,370	1,979	2,280	777
Income tax (benefit) expense	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)	7,342	12,699	3,700	(20,696)	(3,187)
Net income (loss)	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)	$(39,330)

(1) Excluding depreciation and amortization, which is shown separately
(2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation

PAGE 13

EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss)

($ in thousands)

	2018				2019				2020			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net income (loss) as reported	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)	$(39,330)
Adjustments to net income (loss):												
Depreciation and amortization	29,193	22,323	21,819	22,036	28,438	21,369	21,280	20,703	28,320	20,560	19,173	19,504
Income tax (benefit) expense	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)	7,342	12,699	3,700	(20,696)	(3,187)
Interest expense, net	3,277	2,458	2,390	2,550	3,345	2,322	2,229	2,245	3,234	2,194	2,537	1,047
EBITDA	36,082	18,182	23,719	6,653	31,946	8,686	16,474	22,588	(130,045)	(29,807)	(5,165)	(21,966)
Goodwill impairment	—	—	—	—	—	—	—	—	95,414	—	—	—
Restaurant asset impairment	—	9,643	—	18,483	—	14,064	—	1,030	15,498	5,281	—	6,161
Restaurant closure and refranchising costs (gains)	—	—	—	—	304	1,001	(3,922)	1,430	1,406	7,602	3,982	6,856
Litigation contingencies	4,000	—	—	795	—	—	—	—	4,500	—	—	1,940
Board and stockholder matter costs	—	—	—	—	—	1,152	1,311	798	1,482	967	4	51
COVID-19 related costs	—	—	—	—	—	—	—	—	198	651	430	579
Severance and executive transition	—	—	—	—	1,994	370	594	492	881	—	—	—
Spiral menu disposal	—	506	—	2,430	—	—	—	—	—	—	—	—
Reorganization costs	2,287	466	521	—	—	—	—	—	—	—	—	—
Executive retention	—	—	—	—	100	260	260	360	—	—	—	—
Adjusted EBITDA	$42,369	$28,797	$24,240	$28,361	$34,344	$25,533	$14,717	$26,698	$(10,666)	$(15,306)	$(749)	$(6,379)

PAGE 14

Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss) and Adjusted Earnings (Loss) Per Diluted Share to Earnings (Loss) Per Diluted Share

Red Robin GOURMET BURGERS AND BREWS

($ in thousands, except per share data)

	2018				2019				2020			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net income (loss) as reported	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)	$(39,330)
Adjustments to net income (loss):												
Goodwill impairment	—	—	—	—	—	—	—	—	95,414	—	—	—
Restaurant asset impairment	—	9,643	—	18,483	—	14,064	—	1,030	15,498	5,281	—	6,161
Restaurant closure and refranchising costs (gains)	—	—	—	—	304	1,001	(3,922)	1,430	1,406	7,602	3,982	6,856
Litigation contingencies	4,000	—	—	795	—	—	—	—	4,500	—	—	1,940
Board and stockholder matter costs	—	—	—	—	—	1,152	1,311	798	1,482	967	4	51
COVID-19 related costs	—	—	—	—	—	—	—	—	198	651	430	579
Severance and executive transition	—	—	—	—	1,994	370	594	492	881	—	—	—
Spiral menu disposal	—	506	—	2,430	—	—	—	—	—	—	—	—
Reorganization costs	2,287	466	520	—	—	—	—	—	—	—	—	—
Executive retention	—	—	—	—	100	260	260	360	—	—	—	—
Income tax (expense) benefit of adj.	(1,617)	(2,777)	(135)	(5,644)	(623)	(4,380)	457	(1,069)	(31,039)	(3,770)	(1,148)	(4,053)
Adjusted net income (loss)	$9,050	$5,964	$2,094	$5,430	$2,414	$13,448	$(3,121)	$(4,661)	$(85,958)	$(45,530)	$(2,911)	$(27,796)
Diluted net income (loss) per share[1]:												
Net income (loss) as reported	$0.34	$(0.14)	$0.13	$(0.82)	$0.05	$0.08	$(0.14)	$(0.60)	$(13.51)	$(4.09)	$(0.40)	$(2.53)
Adjustments to net income (loss):												
Goodwill impairment	—	—	—	—	—	—	—	—	7.40	—	—	—
Restaurant asset impairment	—	0.74	—	1.43	—	1.08	—	0.08	1.20	0.38	—	0.40
Restaurant closure and refranchising costs (gains)	—	—	—	—	0.03	0.07	(0.30)	0.11	0.11	0.55	0.26	0.44
Litigation contingencies	0.30	—	—	0.06	—	—	—	—	0.35	—	—	0.12
Board and stockholder matter costs	—	—	—	—	—	0.09	0.10	0.06	0.11	0.07	—	—
COVID-19 related costs	—	—	—	—	—	—	—	—	0.02	0.05	0.03	0.04
Severance and executive transition	—	—	—	—	0.15	0.03	0.05	0.04	0.07	—	—	—
Spiral menu disposal	—	0.04	—	0.19	—	—	—	—	—	—	—	—
Reorganization costs	0.17	0.04	0.04	—	—	—	—	—	—	—	—	—
Executive retention	—	—	—	—	0.01	0.02	0.02	0.03	—	—	—	—
Income tax (expense) benefit of adj.	(0.12)	(0.22)	(0.01)	(0.43)	(0.05)	(0.34)	0.03	(0.08)	(2.41)	(0.27)	(0.08)	(0.26)
Adjusted EPS - diluted	$0.69	$0.46	$0.16	$0.43	$0.19	$1.03	$(0.24)	$(0.36)	$(6.66)	$(3.31)	$(0.19)	$(1.79)

(1) For the second and fourth quarters of 2018, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income

PAGE 15